UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2019

STELLAR BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37619	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street

Port Hueneme, California 93041

(Address of principal executive offices) (Zip Code)

(805) 488-2800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading Symbol(s)	registered
Common Shares, without par value	SBOT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2019, Stellar Biotechnologies, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended March 31, 2019 (the “Earnings Release”). The full text of the Earnings Release is attached hereto as Exhibit 99.1. The information furnished herein and therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Stellar Biotechnologies, Inc. dated May 8, 2019.

Important Information and Where to Find It

The Company has filed a definitive proxy statement with the SEC in connection with the solicitation of proxies for its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”) and has mailed the definitive proxy statement to its shareholders. At the Annual Meeting, the Company’s shareholders will be asked to approve, among other things, a proposal for the issuance of its common shares in the proposed transaction with Edesa Biotech Inc. (“Edesa”). THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE COMPANY’S ANNUAL MEETING AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, EDESA, AND THE PROPOSED TRANSACTION. Shareholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by the Company with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov), at the Company’s website or by writing to the Corporate Secretary at Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in Solicitation

The Company, Edesa, and certain of their directors and executive officers may become or be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Additional information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the Company’s shareholders in connection with the proposed transaction, and who have interests, whether as security holders, directors or employees of the Company or Edesa or otherwise, which may be different from those of the Company’s shareholders generally, have been provided in the proxy statement and other materials filed with the SEC. Additional information regarding the Company’s directors’ and executive officers’ respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2018 as filed with the SEC on November 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: May 8, 2019	By:	/s/ Kathi Niffenegger
	Name:	Kathi Niffenegger
	Title:	Chief Financial Officer